Finance result - Additional information (Details 1) - BRL (R$) R$ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Finance result
Interest rate basis		CDI
Reversal of interest and fines	[1]	R$ 206,961	R$ 0	R$ 0

[1]	As mentioned in note .a, the Company proceeded with the reversal of finance loss / interests from contingencies in the amount R$206,961, as a result of a change in the expected losses from proceedings to “remote”.